UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 5, 2003
                                                 -----------




                            FBL Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

Iowa                                1-11917                     42-1411715
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(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation)                                             Identification No.)


5400 University Avenue, West Des Moines,
Iowa                                                               50266
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(Address of principal executive                                 (Zip Code)
offices)

Registrant's telephone number, including area code (515) 225-5400
                                                  ---------------


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits.
Exhibit 99.1 News release dated May 5, 2003 reporting financial results for the three months ended March 31, 2003.

Item 9. Regulation FD Disclosure.
The following information is furnished pursuant to Item 12. Results of Operation and Financial Condition. On May 5, 2003, FBL Financial Group, Inc. issued a news release reporting its financial results for the three months ended March 31, 2003. The news release is furnished as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
------------------------
(Registrant)

Date May 5, 2003


/s/ James W. Noyce
------------------
James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.             Description
------------            -----------
Exhibit 99.1            News release of the registrant dated May 5, 2003